Prepayments and Other Receivables, Net - Schedule of Prepayments and Other Receivables, Net (Parenthetical) (Details) ¥ in Thousands, $ in Millions	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)
Prepaid Expense and Other Assets [Abstract]
Loan to business partners	¥ 112,360	$ 14.5	¥ 134,463	$ 17.3
Loan interest rate	5.00%	5.00%	5.00%	5.00%